[GMAC LETTERHEAD]



January 19, 2001

Bernard Chaus, Inc.
1410 Broadway
New York, NY 10018
Attention: Josephine Chaus, Chairwoman of the Board


Bernard Chaus, Inc.
800 Secaucus Road
Secaucus, NJ 07094
Attention: Barton Heminover, Vice President of Finance


Ladies/Gentlemen:

         Reference is made to the Second Restated and Amended Financing Agreement between you and our predecessor-in-interest, BNY Financial Corporation, dated as of October 10, 1997, as supplemented and/or amended (the "Financing Agreement"). Initially capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement.

         This letter will confirm that the Financing Agreement is hereby amended as follows:

         1. Section 9.1.(d) of the Financing Agreement is hereby amended to add the following additional covenants for the time periods set forth below immediately after the existing covenants in said section:

                  "As of September 30, 2000          $15,000,000
                  As of December 31, 2000            $12,000,000
                  As of March 31, 2001               $12,000,000
                  As of June 30, 2001                $12,000,000"

         2. Section 9.1(e) of the Financing Agreement is hereby amended by adding the following covenants for the time periods set forth below immediately after the existing covenants in said section:

                  "As of September 30, 2000          $19,000,000
                  As of December 31, 2000            $16,000,000
                  As of March 31, 2001               $16,000,000
                  As of June 30, 2001                $16,000,000"

         3. Section 9.1(g) of the Financing Agreement is hereby amended by adding the following covenants for the time periods set forth below immediately after the existing covenants in said section:

                  "Fiscal quarter ended September 30, 2000  ($1,000,000)
                  Fiscal quarter ended December 31, 2000    ($4,600,000)
                  Fiscal quarter ended March 31, 2001       ($  500,000)
                  Fiscal quarter ended June 30, 2001        ($1,000,000)
                  Fiscal quarter ended June 30, 2001        ($6,000,000)"

         Except as heretofore and hereby amended, the Financing Agreement shall remain in full force and effect in accordance with its terms.

         If the foregoing accurately reflects your agreement with us, please so indicate by signing below and returning a copy of this letter to our offices.


                                             Very truly yours,

                                             GMAC COMMERCIAL CREDIT LLC


                                             By: /s/ John H. McGowan
                                                 ----------------------
                                             Title: Vice President


READ AND AGREED:

BERNARD CHAUSE, INC.


By: /s/ Barton Heminover
    ----------------------------
Title: Vice President of Finance




GUARANTOR:

CHAUS RETAIL, INC.


By: /s/ Barton Heminover
    ----------------------------
Title: Vice President of Finance